WELCOME

10th Annual Shareholders' Meeting

June 14, 2017

First Financial Northwest, Inc.

NASDAQ GS Symbol: FFNW

Board of Directors

Name	Board Title	Business Title	Year Appointed Board
Gary F. Kohlwes, Ed. D	Chairman	Retired Superintendent Renton School District	1977
Gary F. Faull	Director/Directors' Loan Committee Chair	Attorney Gary F. Faull Law Offices	1999
Richard P. Jacobson	Director	EVP, CFO, and COO FFNW/FFNWB	2013
Joseph W. Kiley III	Director	President and CEO FFNW/FFNWB	2012
Joann E. Lee, CPA	Director/Nominating and Corporate Governance Committee Chair	Principal Joann Lee & Associates, CPAs	2005
Roger H. Molvar	Director/Audit, Compliance, and Risk Committee Chair	Director of PacWest Bancorp in Los Angeles, CA	2015
Kevin D. Padrick	Director/Investment and ALCO Committee Chair	Sr. Principal/Co-Founder Obsidian Finance Group, LLC	2013
Richard M. Riccobono	Director/Internal Asset Review Committee Chair	Director of the Pacific Coast Banking School	2016
Daniel L. Stevens	Director/Compensation and Awards Committee Chair	Retired Chairman Home Federal Bank	2011

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	29
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	4	28
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	14	16
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	2	38
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Simon Soh	SVP, Chief Lending Officer (FFNWB)	7	27

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Agenda

- Company Highlights
- Local Economy
- Selected Financial Results
- Interest Rate Risk
- Asset Quality
- Stock Performance
- Strategic Initiatives
- Community Involvement


unique
partner
innovative
connected
solutions
growth
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- Revoked 10(l) election – became a Bank Holding Co. – March 31, 2015
- NASDAQ Global Select Market: FFNW
- **All time high stock price $21.29 – February 1, 2017**
- All time low stock price $3.25 – November 30, 2010
- **Closing stock price $16.91 – June 9, 2017**

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- Primary focus on North Pierce, King and South Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative branches in Mill Creek, Edmonds, and The Landing in Renton, WA
  - Coming soon: New branches in Crossroads in Bellevue (Q2 2017) and at The Junction in Bothell (Q4 2017)
  - Proposed acquisition of 4 branch locations in Snohomish and King counties (expected to close in Q3 2017)

Puget Sound Region


BELLINGHAM
ANACORTES
MT. VERNON
PUGET SOUND
Arlington
Lake Stevens
EVERETT
WHIDBEY ISLAND
Snohomish
Mill Creek
Edmonds
Bothell (The Junction)
Woodinville
KIRKLAND
REDMOND
BREMERTON
SEATTLE
Bellevue (Crossroads)
Renton (The Landing)
Renton (HQ)
VASHON ISLAND
TACOMA

- Current FFNWB Branch Locations
- Future FFNWB Branch Locations
- Location of Opus Branches Being Acquired by FFNWB (Subject to regulatory approval and other closing conditions)

Branch Experience






unique.
innovative.
solutions.


First Financial
Northwest Bank




unique
partner


Edmonds
Arts & Culture Calendar


First Financial
Northwest Bank



Contemporary, Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative
energy



72% of Millennials
use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials
use branches

vs.

68% - Gen X
69% - Boomers

Source: *The Wall Street Journal*, May 31, 2016

Local Economy

Local Economy


BIG TECH
FACEBOOK (FB)
153.02 0.56 (0.37%)
AMAZON.COM (AMZN)
946.00 2.23 (-0.24%)
MICROSOFT (MSFT)
69.61 0.19 (0.28%)
ALPHABET INC (GOOGL)
932.86 0.04
APPLE (AAPL)
147.38 0.80 (0.55%)

Greater Renton Area Employers

Seattle Seahawks

- Headquarters in Renton

PACCAR

- 180,000sf US Parts Distribution Center

Boeing

- Renton – Home of the 737
- 42 planes built each month currently
- 2017 – 47 planes per month
- 2018 – 52 planes per month
- 2019 – 57 planes per month
- 12,000 employees in Renton
- 737 MAX – First Flight 1/29/2016, currently in production

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency – Open 7/2017
- 700,000+sf Business Park – Open 2018

FEDERAL RESERVE BANK OF SAN FRANCISCO
12-L
INC. MAY 20, 1914

IKEA

- 400,000sf Retail Center.
- One of the largest in the US
- Grand Opening February 2017

GroupHealth

- Main campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

Greater Seattle Area Employers

TRANSPORTATION/LOGISTICS

- BOEING
- PACCAR
- Expeditors
- Alaska Airlines

TECHNOLOGY

- Microsoft
- amazon
- Expedia
- T-Mobile

RETAIL

- NORDSTROM
- Starbucks Coffee
- Costco Wholesale
- REI

FINANCIAL

- Safeco Insurance – Member of Liberty Mutual Group
- Russell Investments

LIFE SCIENCE

- FRED HUTCH – CURES START HERE
- Seattle Children's
- Seattle Cancer Care Alliance
- Juno Therapeutics

OTHER

- Bill & Melinda Gates foundation
- University of Washington

Will We See More Spinoffs?



300,000
250,000
200,000
150,000
100,000
50,000
0
Worldwide Employee Count
23,300 Collective Employees From These 6 Microsoft Spin-Off's
Zillow
INRIX
INTELLECTUAL VENTURES
BILL & MELINDA GATES foundation
VALVE
Expedia
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Microsoft
Amazon.com

Source: Windermere Economics

Selected Financial Results



737 MAX FIRST FLIGHT

January 29, 2016



FFNW Snapshot

In millions, except per share amounts	1Q2017	2016	2015
Assets	$ 1,060.5	$ 1,037.6	$ 979.9
Loans Receivable, Net	838.8	815.0	685.1
Deposits	734.7	717.5	675.4
Shares Outstanding	11.04	10.94	13.77
Book Value Per Share	$ 12.84	$ 12.63	$ 12.40
Total Risk-Based Capital	15.64%	15.61%	17.62%
Net Income	$ 2.3	$ 8.9	$ 9.2
Diluted Earnings Per Share	$ 0.22	$ 0.74	$ 0.67

Key Financial Ratios

	1Q2017	2016	2015
Performance Ratios:			
Return on assets	**0.91%**	0.88%	0.96%
Return on equity	**6.76**	5.55	5.15
Equity-to-assets ratio	**13.37**	13.31	17.42
Interest rate spread	**3.51**	3.47	3.23
Net interest margin	**3.64**	3.60	3.38
Efficiency ratio	**64.57**	62.27	62.66
Noninterest expense/average total assets	**2.35**	2.27	2.07
Capital Ratios:			
Tier 1 leverage ratio	**11.57%**	11.17%	11.61%
Total capital ratio	**15.64**	15.61	17.62
Asset Quality Ratios:			
Nonperforming assets/total assets	**0.27%**	0.31%	0.48%
ALLL as a percent of total loans	**1.31**	1.32	1.36
ALLL as a percent of nonperforming loans	**1,853.49**	1,276.34	872.17

Total Loan Portfolio

($ in millions)

Net CRE Concentration 441.2%* of Adjusted Capital



Business & Consumer
$18.3
2%
1-4 Family
$249.2
27%
Construction
$206.9
23%
Multifamily
$121.7
13%
CRE
$317.7
35%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at March 31, 2017

Deposits

($ in millions)


3/31/2015
Checking
$37.4
6.6%
Savings
$25.3
4.5%
Total Deposit Base: $564.8
MMAs
$154.7
27.4%
CDs
$347.4
61.5%


3/31/2016
Checking
$40.8
6.8%
Savings
$30.2
5.0%
CDs
$324.2
53.7%
Total Deposit Base: $602.9
MMAs
$207.8
34.5%


3/31/2017
Checking
$57.8
8.8%
Savings
$27.4
4.2%
Total Deposit Base: $659.2
CDs
$355.5
53.9%
MMAs
$218.6
33.1%

Efficient Operations


80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

Q4 2016 FDIC Noninterest Expense to Average Assets* (WA Median %)
3.08%

*Source: FDIC State Profile, Fourth Quarter - Washington

Asset Quality

Nonperforming Loans & Assets


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
No Delinquent (>30 days) Loans at March 31, 2017
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL Financial

Stock Performance

Total Return - FFNW vs. KRX

12/31/2012 to 5/31/2017


190%
170%
150%
130%
110%
90%
70%
50%
30%
10%
10.0%)
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
May-17
127.4%
97.3%
FFNW (127.4%)
KRX (97.3%)

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. calculated using an equal-weighted method. Constituents as of 5/31/2017.
Note II: KRX total return represents the median total return of the 50 KRX constituents.
Source: SNL Financial

FFNW Historical Share Repurchase Program


2013
2014
2015
2016
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Total Shares Repurchased: 2,864,389
Total Shares Rep. / AVDTV: 64.7x
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q2: 1,654,547 @ ~$9.97 Premium / Discount to Quarter VWAP: +3.5% P / TBV: 0.92x
Q3: 501,820 @ ~$10.71 Premium / Discount to Quarter VWAP: +0.4% P / TBV: 0.97x
Q4: 571,651 @ ~$10.88 Premium / Discount to Quarter VWAP: +2.0% P / TBV: 0.97x
Q2: 992,840 @ ~$10.90 Premium / Discount to Quarter VWAP: +2.2% P / TBV: 0.94x
Q3: 274,081 @ ~$10.91 Premium / Discount to Quarter VWAP: +1.5% P / TBV: 0.93x
Q4: 327,112 @ ~$11.40 Premium / Discount to Quarter VWAP: 0.1% P / TBV: 0.95x
Q1: 268,300 @ ~$12.00 Premium / Discount to Quarter VWAP: (1.2%) P / TBV: 0.99x
Q2: 396,757 @ ~$11.95 Premium / Discount to Quarter VWAP: (1.5%) P / TBV: 0.98x
Q3: 402,657 @ ~$12.37 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.00x
Q4: 454,103 @ ~$12.54 Premium / Discount to Quarter VWAP: (2.8%) P / TBV: 1.01x
Q1: 314,087 @ ~$13.36 Premium / Discount to Quarter VWAP: (0.1%) P / TBV: 1.07x
Q2: 122,058 @ ~$13.42 Premium / Discount to Quarter VWAP: +1.4% P / TBV: 1.06x
Q3: 1,431,967 @ ~$14.01 Premium / Discount to Quarter VWAP: +1.6% P / TBV: 1.10x
Q4: 996,277 @ ~$14.51 Premium / Discount to Quarter VWAP: (12.2%) P / TBV: 1.15x
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
Stock Price
Additional Shares Repurchased
Cumulative Shares Repurchased

Note: Market data as of 1/27/2017; quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated. Source: SNL Financial and Company earnings/press releases and documents

New Share Repurchase Program

- Announced May 22, 2017
- Authorizes repurchase of up to 1,100,000 shares of the Company's common stock, or 10% of its outstanding shares
- Repurchases will be conducted in accordance with guidelines specified under Rule 10b-18
- Repurchases commencing no earlier than May 30, 2017, and ending no later than November 30, 2017

Analyst Coverage

FIG Partners

Company Update

FFNW-First Financial Northwest, Inc.

New EPS And Price Target, CRE Drives New Loans, Core Deposits Rise Via Branch Deal

- **Revised EPS estimates of $0.94 in 2017 (-$0.08) and $1.14 in 2018 (+$0.01)**
- **New $17.50 Price Target uses 135% P-to-TBV ratio and mid-teens Core Deposit valuation**
- **No buyback currently authorized, $102 Mil, Deposit and branch transaction slated for 3Q17. We forecast ROA at 0.90% in 2017, near 1.00% in 2018**
- **Fundamental trends includes CRE-focused Loan growth, a Loans-to-Deposit ratio above 100% and Deposit costs higher than peers. This underscores our valuation and "Market-Perform" rating.**

SANDLER O'NEILL + PARTNERS

+ Company Note

First Financial Northwest, Inc.
BANK

NASDAQ: FFNW - $16.91
RATING: HOLD
12-Month Price Target: $17.50

June 12, 2017

Aaron James Deer, Managing Director
415-978-5032
adeer@sandleroneill.com

Alexander Morris, Vice President
415-978-5034
amorris@sandleroneill.com

MARKET DATA	
Market Cap.	$186.0 Mil.
Price/Book	132%
Price/Tang. Book	132%
52-Week High	$21.29
52-Week Low	$12.58
3-Mo. Avg. Daily Volume	27,973
Dividend Yield	1.42%
Total Assets	$1.1 Bil.
ROE	6.76%
Shares Outstanding (Mil)	11.0
Annual Dividend	$0.24
Institutional Ownership	41.7%
Insider Ownership	37.7%

Market data as of most recently available data.

Takeaways from Pacific Northwest Bank Tour

EPS	Mar	Jun	Sep	Dec	Year	Growth	Est. Change	P/E
2016A	$0.14	$0.11	$0.22	$0.29	$0.74	10.4%	—	22.9x
2017E	$0.22A	$0.24	$0.26	$0.27	$0.99	33.8%	—	17.1x
2018E	$0.25	$0.28	$0.30	$0.32	$1.15	16.2%	—	14.7x

KEEFE, BRUYETTE & WOODS

KBW
Specialists in Financial Services
A Stifel Company

Banks| SMIDs
North America Equity Research
April 30, 2017

Analysis of Sales/Earnings | Estimates Change

First Financial Northwest, Inc. (FFNW) | Market Perform

Adjusting EPS Post 1Q17

R $0.22	O $0.22	C $0.23	K $0.22
eported	perating	onsensus	BW

Jacquelynne Chimera Bohlen, CFA
503 499 6281
jbohlen@kbw.com

Schalise Vancura
503 499 6282
vancuras@kbw.com

Summary

ROCK [$0.22, $0.22, $0.23, $0.22]: FFNW reported EPS of $0.22, a slight miss to consensus and in line with KBW. Loan and deposit growth outpaced our expectations, and the NIM contracted modestly. Fees were slightly lower than our expectation as a result of lower prepayment and loan fees. Concurrent with earnings, the company raised its dividend $0.01 to $0.07/share, bringing the dividend yield to 1.7%. We are adjusting our EPS estimates following the quarter and given the addition of de novo and acquired branches, and we maintain our Market Perform rating on shares.

Operating vs. KBW. Fees were lower (-1 cent), and the tax rate was lower (+1 cent); all other items were in line with our forecast. See page 3 for our variance table, which also highlights q/q and y/y trends and metrics.

Adjusting EPS for Growth Expectations. We are reducing our 2017 EPS estimate to $0.93 (from $0.95) and increasing our 2018 and 2019 EPS estimates to $1.07 and $1.25 (from $1.05 and $1.20). Our revised forecast is impacted by the addition of branches from de novo activity and the recently announced branch acquisition. The

Changes	Current	Previous
Rating	Market Perform	–
Target Price	$19.00	–

Market Data	
Market Price:	$15.68
Target Price:	$19.00
Proj. Total Return:	22.7%
52-Week Range	$21.29-$12.58
Dividend (Ann) | Yield	$0.24 | 1.53%
BV | Tang. BV	$12.84 | $12.84
Shr.O/S Diluted (mm):	10.5
Insider Ownership:	25.6%
Market Cap:	164.6mm
Total Deposit Prem:	3.2%
Core Deposit Premium:	8.0%

D|A DAVIDSON

INSTITUTIONAL EQUITY RESEARCH

First Financial Northwest, Inc.
FFNW* - NASDAQ

April 27, 2017

Rating:	**Neutral**
Price: (4/27/17)	$16.40
Price Targets: 12-18 month:	↓ $18.00
5-year:	$29.00

Industry:
Financial Institutions

Aircraft Finance Achieves Takeoff, Expenses & NIM Facing Mild Turbulence. Lowering Estimates and Price Target, Maintaining NEUTRAL Rating.

- **First Financial reported Q1'17 EPS of $0.22,** below our $0.24 estimate and the Street of $0.23. Revenue came in modestly below expectations, while expenses were a bit higher. A relatively small provision worked to somewhat offset these negative variances.
- **Period-end loan growth of nearly 12% annualized.** Linked quarter loan balances were driven

Valuation Data

Long-Term Growth Rate (E)	10%
Equity/Assets (3/31/17)	13.4%
Book Value per Share (3/31/17)	$12.84
Tangible BV per Share (3/31/17)	$12.84
Price/Tangible Book Value	127.7%
Dividend	$0.24 (1.5%)
Return on Equity (T-T-M)	6.8%

Trading Data

Shares Outstanding (M)	11.0
Market Capitalization ($M)	$181.0
52-week range	$12.58-$21.29
Avg. Daily Volume (3 mos.) (K)	40.0
Float (%)	62.7%

FY (Dec)		FY16A	FY17E	Previous	FY18E	Previous
EPS	Q1 (Mar)	$0.14	**$0.22 A**	$0.24	n.a.	NC
	Q2 (Jun)	$0.11	**$0.22 E**	$0.25	n.a.	NC
	Q3 (Sep)	$0.22	**$0.23 E**	$0.27	n.a.	NC
	Q4 (Dec)	$0.29	**$0.23 E**	$0.29	n.a.	NC
		$0.74	**$0.90 E**	$1.05	**$1.00**	$1.15
Price/EPS		22.2x	18.2x		16.4x	
Revenue ($M)	Q1 (Mar)	$8.3	**$9.4 A**	$9.9	n.a.	NC
	Q2 (Jun)	$8.9	**$9.8 E**	$10.3	n.a.	NC
	Q3 (Sep)	$9.6	**$10.1 E**	$10.6	n.a.	NC
	Q4 (Dec)	$10.1	**$10.3 E**	$11.0	n.a.	NC
		$36.9	**$39.6 E**	$41.7	**$44.1**	$46.1
Price/Revenue		4.9x	4.6x		4.1x	

Strategic Initiatives

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Organic growth
  - Acquisition of earning assets, branches, or whole bank(s)
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Branch Expansion – Mill Creek office opened Q3 2015, Edmonds office opened Q1 2016, The Landing opened Q3 2016. Bellevue office expected to open in Q2 2017, Bothell office expected to open in Q4 2017. Acquiring four strategically located branches, expected to close Q3 2017 (subject to regulatory approval and other closing conditions).
- Diversify our loan portfolio with aircraft lending and CRE (participations, whole loan purchases and direct lending) in the western U.S.
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Community Involvement

Bankers Care
You Can Bank On Us



KOMO abc 4
KOMO abc 4
First Financial
Northwest Bank
September 30
NW Harvest
$2,000
Two Thousand
DOLLARS
Bankers Care 2016

2016 Innovation in Financial Education


NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial
Northwest Bank
Nasdaq
You are NOT ALONE
bfrb.org
FOX

2016 Innovation in Financial Education


Nasdaq
EVERFI
INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BankUnited
BB&T
BBVA Compass
Beneficial
DISCOVER
First Financial Northwest Bank
Genworth
GLACIER
From One Hand To AnOTHER
MassMutual
MBT
Morgan Stanley
NAVIENT
NexTier Bank
North Shore Bank
PNC BANK
REGIONS
START CHANGE
Silicon Valley Bank
tcf
UBS
War Horse

Innovation Awards by WBA


2016
Financial Literacy
Innovation Award
First Financial
Northwest Bank
2016
Financial Literacy
Award
First Financial
Northwest Bank

- Help Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout


WELCOME TO
RENTON
SUPER BOWL
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!

DEDICATION








FIRST FINANCIAL NORTHWEST





40 Years of Service



First Financial Northwest, Inc.





LEADERSHIP